Exhibit 10.1

TSR, INC.
2020 Equity Incentive Plan

RESTRICTED Stock Grant Notice

TSR, Inc., a Delaware corporation (the “Company”) hereby grants to you a Restricted Stock Award (the “Award”) for shares of the Company’s Common Stock under the TSR, Inc. 2020 Equity Incentive Plan (the “Plan”). The Award is subject to all the terms and conditions set forth in this Restricted Stock Grant Notice (this “Grant Notice”), in the Restricted Stock Purchase Agreement and in the Plan, which are attached to and incorporated into this Grant Notice in their entirety.

Participant:	[Name]

Grant Date:	__________

Vesting Commencement Date:	__________

Number of Shares Subject to Award (the “Shares”):	__________

Number of Shares Subject to Vesting (the “Vesting Shares”):	__________

Purchase Price (per Share):	$__________

Vesting Schedule:	The Vesting Shares shall vest and cease to be subject to forfeiture in accordance with the following schedule:

Vesting Date	Shares
On or after _______	[______ Shares provided that both (i) the Shares are trading at or above $__ per Share for 30 consecutive trading days on or after the Vesting Date and (ii) you have not terminated your Continuous Service on the Vesting Date]
On or after _______	[______ Shares provided both (i) the Shares are trading at or above $__ per Share for 30 consecutive trading days on or after the Vesting Date and (ii) you have not terminated your Continuous Service on the Vesting Date.]
On or after _______	[______ Shares provided that both (i) the Shares are trading at or above $__ per Share for 30 consecutive trading days on or after the Vesting Date and (ii) you have not terminated your Continuous Service on the Vesting Date]

The foregoing vesting schedule notwithstanding, upon the occurrence of a Change in Control, 100% of the unvested Shares shall vest as of the date of the Change in Control.

Transferability:	You may not transfer this Award. You must obtain Board approval prior to any transfer of Shares.

Additional Terms/Acknowledgement: You acknowledge receipt of, and understand and agree to, this Grant Notice, the Restricted Stock Purchase Agreement and the Plan. You further acknowledge that as of the Grant Date, this Grant Notice, the Restricted Stock Purchase Agreement and the Plan set forth the entire understanding between you and the Company regarding the Award and supersede all prior oral and written agreements on the subject.

the company:

TSR, INC.

By:
Name:
Title:

PARTICIPANT:

(Print Name)

(Signature)

Address:

Email: __________________________________
Taxpayer ID: _____________________________

Attachments:
1. Restricted Stock Purchase Agreement
2. 2020 Equity Incentive Plan

☐ Check box if not legally married, otherwise have your spouse execute below.

I, ____________________, spouse of ____________________ (“Participant”), have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or other such interest that I may have in the Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise or waiver of any rights under the Agreement.

Spouse of Participant (if applicable)

TSR, INC.
2020 Equity Incentive Plan

RESTRICTED Stock Purchase Agreement

Pursuant to your Restricted Stock Grant Notice (the “Grant Notice”) and this Restricted Stock Purchase Agreement (this “Agreement”), TSR, Inc., a Delaware corporation (the “Company”), has granted you (“Participant”) a Restricted Stock Award (the “Award”) under the TSR, Inc. 2020 Equity Incentive Plan (the “Plan”) for the number of shares of the Company’s Common Stock indicated in your Grant Notice. The Grant Notice is an integral part of this Agreement and is hereby incorporated herein by this reference. This Agreement will in all respects be construed in conformity with the express terms and provisions of the Plan. Capitalized terms not defined in the Grant Notice or this Agreement but defined in the Plan have the same definitions in the Plan. The term “Shares” refers to the purchased Shares and all securities received in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which you are entitled by reason of your ownership of the Shares.

The details of this Agreement are as follows:

1. Consideration for Shares. Payment of the purchase price for the Shares shall be made by any method permitted by the Company and authorized under the Plan.

2. Vesting. The Shares will vest and no longer be subject to forfeiture according to the vesting schedule set forth in the Grant Notice (the “Vesting Schedule”). Shares that have vested and are no longer subject to forfeiture according to the Vesting Schedule are referred to herein as “Vested Shares.” Shares that have not vested and remain subject to forfeiture under the Vesting Schedule are referred to herein as “Unvested Shares.” The Unvested Shares will vest (and to the extent so vested cease to be Unvested Shares remaining subject to forfeiture) in accordance with the Vesting Schedule.

3. Forfeiture of Unvested Shares upon Termination of Continuous Service. If the Participant’s Continuous Service terminates for any reason at any time before all of his or her Unvested Shares have vested, the Participant’s Unvested Shares shall automatically be forfeited upon such termination of Continuous Service and neither the Company nor any Affiliate shall have any further obligations to the Participant under this Agreement.

4. Securities Law Compliance.

(a) You represent and warrant that you (i) have been furnished with a copy of the Plan and all information which you deem necessary to evaluate the merits and risks of purchase of the Shares, (ii) have had the opportunity to ask questions and receive answers concerning the information received about the Shares and the Company, and (iii) have been given the opportunity to obtain any additional information you deem necessary to verify the accuracy of any information obtained concerning the Shares and the Company.

(b) The issuance and transfer of Shares shall be subject to compliance by the Company and the Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Shares may be listed. No Shares shall be issued or transferred unless and until any then applicable requirements of state and federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel. The Participant understands that the Company is under no obligation to register the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

5. Legends. A legend may be placed on any certificate(s) or other document(s) delivered to the Participant indicating restrictions on transferability of the Shares pursuant to this Agreement or any other restrictions that the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any applicable federal or state securities laws or any stock exchange on which the Shares are then listed or quoted.

6. Rights as Shareholder; Dividends.

(a) The Participant shall be the record owner of the Shares until the Shares are sold or otherwise disposed of, and shall be entitled to all of the rights of a shareholder of the Company including, without limitation, the right to vote such shares and receive all dividends or other distributions paid with respect to such shares. Notwithstanding the foregoing, any dividends or other distributions shall be subject to the same restrictions on transferability as the Shares with respect to which they were paid.

(b) If the Participant forfeits any rights he or she has under this Agreement in accordance with Section 3, the Participant shall, on the date of such forfeiture, no longer have any rights as a shareholder with respect to the Shares and shall no longer be entitled to vote or receive dividends on such shares.

7. Section 83(b) Election for Award.

(a) You understand that under Section 83(a) of the Code, the excess of the Fair Market Value of the Unvested Shares on the date the forfeiture restrictions lapse over the purchase price, if any, paid for such Shares will be taxed, on the date such forfeiture restrictions lapse, as ordinary income subject to payroll and withholding tax and tax reporting, as applicable. For this purpose, the term “forfeiture restrictions” means the right of the Company to receive back any Unvested Shares upon your termination of Continuous Service. You understand that it is a condition to your receipt of the Shares that you must elect under Section 83(b) of the Code to be taxed at the time the Unvested Shares are acquired, rather than when and as the Unvested Shares cease to be subject to the forfeiture restrictions. Such election (an “83(b) Election”) must be filed with the Internal Revenue Service within 30 days from the Grant Date of the Award. Even if the Fair Market Value of the Unvested Shares on the Grant Date equals the purchase price, if any, (and thus no tax is payable), you must file the election within the 30-day period to avoid the risk of adverse tax consequences in the future.

(b) You understand that there is a risk the Internal Revenue Service might challenge the Company’s determination of the Fair Market Value of the Shares, in which case you may be deemed to have received more ordinary income than originally estimated. You also understand that (i) you will not be entitled to a deduction for any ordinary income previously recognized as a result of the 83(b) Election if the Unvested Shares are subsequently forfeited to the Company, and (ii) the 83(b) Election may cause you to recognize more ordinary income than you would have otherwise recognized if the Internal Revenue Service determines that the value of the Unvested Shares on the date the Shares are transferred is higher than the Fair Market Value of the Shares on that date as determined by the Company and/or the value of the Unvested Shares subsequently declines.

(c) THE FORM FOR MAKING AN 83(b) ELECTION IS ATTACHED TO THIS AGREEMENT AS EXHIBIT B. YOU UNDERSTAND THAT FAILURE TO FILE SUCH AN ELECTION WITHIN THE 30-DAY PERIOD MAY RESULT IN THE RECOGNITION OF ORDINARY INCOME BY YOU AS THE FORFEITURE RESTRICTIONS LAPSE. YOU ACKNOWLEDGE THAT THE FOREGOING IS ONLY A SUMMARY OF THE FEDERAL INCOME TAX LAWS THAT APPLY TO THE PURCHASE OF THE UNVESTED SHARES UNDER THIS AGREEMENT AND DOES NOT PURPORT TO BE COMPLETE. YOU FURTHER ACKNOWLEDGE THAT THE COMPANY HAS DIRECTED YOU TO SEEK INDEPENDENT ADVICE REGARDING THE APPLICABLE PROVISIONS OF THE CODE, THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH YOU MAY RESIDE, AND THE TAX CONSEQUENCES OF YOUR DEATH.

(d) You agree that you will execute and deliver to the Company with this Agreement a copy of the 83(b) Election attached hereto as Exhibit B.

8. Transfer Restrictions. Any sale, transfer, assignment, pledge, encumbrance, hypothecation, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, whether voluntary or by operation of law, directly or indirectly, of Unvested Shares will be strictly prohibited and void.

9. Stock Power; Book-Entry Registration of Shares.

(a) Any stock certificate(s) representing the Shares will be retained by the Company until the Shares are no longer subject to forfeiture. If any portion of the Shares is forfeited, the forfeited Shares will be transferred to the Company. The Stock Power attached as Exhibit A will be used to effect the transfer in the event of forfeiture. Please do not fill in any blanks other than the signature line(s) in the Stock Power. The purpose of this assignment is to enable the Company to exercise its rights without requiring additional signatures from you.

(b) The Company may issue the Shares by registering the Shares in book-entry form with the Company’s transfer agent in your name in which case the applicable restrictions will be noted in the records of the Company’s transfer agent in the book-entry system.

10. Stop-Transfer Notices. You understand and agree that, in order to ensure compliance with the restrictions referred to in this Agreement, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. The Company will not be required to (a) transfer on its books any Shares that have been sold or transferred in violation of the provisions of this Agreement or (b) treat as the owner of the Shares, or otherwise accord voting, dividend or liquidation rights to, any transferee to whom the Shares have been transferred in contravention of this Agreement.

11. Independent Tax Advice. You acknowledge that determining the actual tax consequences to you of purchasing or disposing of the Shares may be complicated. These tax consequences will depend, in part, on your specific situation and may also depend on the resolution of currently uncertain tax law, and other variables not within the control of the Company. You are aware that you should consult a competent and independent tax advisor for a full understanding of the specific tax consequences to you prior to purchasing or disposing of the Shares. Prior to purchasing the Shares, you either have consulted with a competent tax advisor independent of the Company to obtain tax advice concerning the purchase of the Shares in light of your specific situation or have had the opportunity to consult with such a tax advisor but chose not to do so.

12. Withholding and Disposition of Shares. You will make arrangements satisfactory to the Company for the payment of any federal, state, local or foreign withholding tax obligations that arise upon purchase of the Shares either upon purchase of the Shares or as the forfeiture restrictions on any Shares lapse. Notwithstanding the previous sentence, you acknowledge and agree that the Company has the right to deduct from payments of any kind otherwise due to you any federal, state or local taxes of any kind required by law to be withheld with respect the Award. The Board may permit the Participant to satisfy any federal, state or local tax withholding obligation by any of the following means, or by a combination of such means:

(a) tendering a cash payment.

(b) authorizing the Company to withhold Shares otherwise issuable or deliverable to the Participant as a result of the vesting of the Shares; provided, however, that no Shares be withheld with a value exceeding the maximum amount of tax required to be withheld by law.

(c) delivering to the Company previously owned and unencumbered Shares.

13. No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever any right with respect to continuation of an employment or consulting relationship with the Company (any parent, subsidiary or affiliate), nor shall it interfere in any way with such employee’s or consultant’s right or the Company’s (parent’s, subsidiary’s or affiliate’s) right to terminate his or her employment or consulting relationship at any time, with or without cause.

14. Cancellation of Shares. If the Company or its assignees exercises the Company’s forfeiture rights in accordance with the provisions of this Agreement, then, from and after such time, the person from whom such Shares are to be forfeited will no longer have any rights as a recipient of such Shares, such Shares will be deemed forfeited in accordance with the applicable provisions of this Agreement, and the Company or its assignees will be deemed the owner and recipient of such Shares, whether or not any certificates therefor have been delivered as required by this Agreement.

15. Miscellaneous.

(a) Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of Delaware, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the state of Delaware and agree that any such litigation shall be conducted only in the courts of Delaware or the federal courts of the United States located in Delaware and no other courts.

(b) Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof.

(c) Amendments and Waivers. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.

(d) Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.

(e) Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.

(f) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(g) Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(h) Counterparts. This Agreement may be executed in any number of counterparts, either manually or electronically, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement.

(i) Electronic Delivery. The Company may, in its sole discretion, decide to electronically sign and deliver any documents related to this Agreement or any notices required by applicable law or the Company’s Certificate of Incorporation of Incorporation or Bylaws by email or any other electronic means. The undersigned hereby consents to receive such documents and notices by such electronic delivery and agrees to participate through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

(j) Undertaking. You hereby agree to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either you or the Shares pursuant to the express provisions of this Agreement.

(k) Participation in Other Company Plans. The grant of this Award will not affect any right you might otherwise have to participate in and receive benefits under the then current provisions of any pension, insurance, or profit sharing program of the Company or Related Company.

(l) Agreement Subject to Plan. This Award is subject to, and the Company and you agree to be bound by, all of the terms and conditions of the Plan, as it may be amended from time to time in accordance with its terms. No amendment to the Plan will adversely affect your rights under this Award in a material manner without your prior written consent.

(m) Participant Compliance with Laws. Participant agrees to take all steps necessary to comply with all applicable provisions of federal and state securities laws in exercising his or her rights to the Award.

EXHIBIT A

Stock POWER

FOR VALUE RECEIVED, the undersigned (“Holder”), hereby sells, assigns and transfers unto __________________________________________________ (“Transferee”) ___________________ shares of the Common Stock of TSR, Inc., a Delaware corporation (the “Company”), standing in Holder’s name on the Company’s books as Certificate No. ________ whether held in certificated or uncertificated form, and does hereby irrevocably constitute and appoint ____________________________________ to transfer said stock on the books of the Company with full power of substitution in the premises.

Date: ____________________________	Holder:

(Print Name)

By:
(Signature)

Name:
Title:

Address:

Email:

This Stock Power may only be used as authorized by the Restricted Stock Purchase Agreement between the Holder and the Company, dated __________________ and the exhibits thereto.

Instructions: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Holder.

A-1

IF YOU WISH TO MAKE A SECTION 83(B)
ELECTION, THE FILING OF SUCH ELECTION
IS YOUR RESPONSIBILITY.

THE FORM FOR MAKING THIS SECTION 83(B)
ELECTION IS ATTACHED TO THIS
AGREEMENT.

YOU MUST FILE THIS FORM WITHIN 30 DAYS
OF PURCHASING the Shares.

YOU (AND NOT THE COMPANY, ANY OF ITS
AGENTS OR ANY OTHER PERSON) SHALL BE
SOLELY RESPONSIBLE FOR FILING SUCH
FORM WITH THE IRS, EVEN IF YOU REQUEST
THE COMPANY, ITS AGENTS OR ANY OTHER
PERSON TO MAKE THIS FILING ON YOUR
BEHALF AND EVEN IF THE COMPANY, ANY
OF ITS AGENTS OR ANY OTHER PERSON HAs
PREVIOUSLY MADE THIS FILING ON YOUR
BEHALF.

The election should be filed by mailing a signed election form by certified mail, return receipt requested to the IRS Service Center where you file your tax returns. See www.irs.gov.

EXHIBIT B

ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer’s gross income or alternative minimum taxable income, as applicable, for the current taxable year, the amount of any income that may be taxable to taxpayer in connection with taxpayer’s receipt of the property described below:

1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER: ____________________

NAME OF SPOUSE: ____________________

ADDRESS: ____________________
                    ____________________

IDENTIFICATION NO. OF TAXPAYER: ____________________

IDENTIFICATION NO. OF SPOUSE: ____________________

TAXABLE YEAR: ____________________

2.	The property with respect to which the election is made is described as follows:

____________________ shares (the “Shares”) of the Common Stock of TSR, Inc., a Delaware corporation (the “Company”).

3.	The date on which the property was transferred is: ____________________

4.	The property is subject to the following restrictions:

_______________________

5.	The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $____________________.

6.	The amount (if any) paid for such property: [Paid for with property having a value of $____________________ and equivalent to the value of the Shares] OR [$____________________].

B-1

The undersigned will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: ____________________________	PARTICIPANT:

(Print Name)

(Signature)

Address:

Spouse of Participant (if applicable)

B-2

RECEIPT AND CONSENT

The undersigned hereby acknowledges the receipt of a notice of issuance evidencing uncertificated shares of Common Stock of TSR, Inc., a Delaware corporation (the “Company”).

The undersigned further acknowledges that an authorized individual of the Company will act as escrow holder with respect to the uncertificated Shares of Common Stock granted to you.

Dated: ____________________________	Participant:

(Print Name)

By:
(Signature)

Name:
Title:

Address:

Email:

Spouse of Participant (if applicable)